SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 29, 1999
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                            MFN Financial Corporation
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               (Exact name of registrant as specified in charter)


Delaware                            1-10176                      36-3627010
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(State of other jurisdiction      (Commission                  (IRS Employer
   of incorporation)              File Number)               Identification No.)



           100 Field Drive, Lake Forest, Illinois          60045
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (847) 295-8600
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                                       n/a
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          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant.

         (b) On April 29, 1999, MFN Financial Corporation, formerly known as Mercury Finance Company (the "Registrant") engaged Grant Thornton LLP as its new independent accountants to audit the Registrant's financial statements. During the two most recent fiscal years and through the interim period ended April 29, 1999, the Registrant has not consulted with Grant Thornton LLP regarding any of the matters described in Item 304(a)(2) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MFN Financial Corporation

Date:  May 4, 1999                    By: /s/ Jeffrey B. Weeden
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                                      Its: Executive Vice President & CFO
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